Fees Summary	Mar. 13, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ (0)
Total Fee Amount	3,480.83
Total Transaction Valuation	25,205,162.83
Total Offset Amount	(0)
Net Fee	$ 3,480.83